Exhibit 10.16

EXECUTION VERSION

SEVENTH AMENDMENT dated as of March 7, 2019 (this “Amendment”), to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of September 5, 2014 (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”), among EXPEDIA GROUP, INC., a Delaware corporation, EXPEDIA, INC., a Washington corporation, TRAVELSCAPE, LLC, a Nevada limited liability company, HOTWIRE, INC., a Delaware corporation, the other BORROWING SUBSIDIARIES from time to time party thereto, the LENDERS from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent and London Agent.

WHEREAS, the Lenders have agreed to extend credit to the Borrowers under the Credit Agreement on the terms and subject to the conditions set forth therein;

WHEREAS, the Company has requested that the Lenders agree to effect certain amendments to the Credit Agreement as set forth herein; and

WHEREAS, the parties hereto, which include Lenders constituting the Required Lenders as of the Seventh Amendment Effective Date (as defined below), are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble and the recitals hereto) have the meanings assigned to them in the Credit Agreement (as amended hereby).

SECTION 2. Amendment of Credit Agreement.    Effective as of the Seventh Amendment Effective Date:

(a)Section 6.08 of the Credit Agreement is hereby amended by deleting “and” at the end of clause (r) thereof, replacing the period at the end of clause (s) thereof with “; and” and inserting the following new clause (t) immediately after clause (s) thereof:

“(t) sales, transfers and other distributions of any Equity Interest in the Company (it being understood that if such sale, transfer or other disposition constitutes a Restricted Payment, it shall be subject to Section 6.05).”

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(b)Clause (a) of Section 6.05 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a)(i) the Company and its Subsidiaries may declare and make Restricted Payments with respect to Equity Interests in the Company that are made solely with Equity Interests (other than Disqualified Equity Interests) in the Company and (ii) the Company may declare and make Restricted Payments that are made with the net cash proceeds of the substantially concurrent issue of new Equity Interests (other than Disqualified Equity Interests) in the Company,”.

SECTION 3. Representations and Warranties. The Company and each Borrowing Subsidiary represents and warrants to the Lenders that:

(a)This Amendment has been duly executed and delivered by the Company and each Borrowing Subsidiary and (assuming due execution by the parties hereto other than the Company and the Borrowing Subsidiaries) constitutes a legal, valid and binding obligation of the Company and each Borrowing Subsidiary, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)Before and after giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects (in all respects in the case of representations and warranties qualified by materiality in the text thereof) on and as of the Seventh Amendment Effective Date with the same effect as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were so true and correct as of such earlier date.

(c)As of the Seventh Amendment Effective Date, before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 4. Effectiveness. This Amendment shall become effective as of the first date (the “Seventh Amendment Effective Date”) on which the Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of the Company, each Borrowing Subsidiary, the Administrative Agent, the London Agent and Lenders constituting at least the Required Lenders. The Administrative Agent shall notify the Company, the Lenders and the Issuing Banks of the Seventh Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 5. Effect of this Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a

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waiver of, or otherwise affect the rights and remedies of the Agents, the Issuing Banks or the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to any other consent to, or any other waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(c) On and after the Seventh Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other Loan Document shall be deemed to be a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 8. Fees and Expenses. The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent. All fees shall be payable in immediately available funds and shall not be refundable.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

EXPEDIA GROUP, INC.,
by:
/s/ Alan R. Pickerill
Name: Alan R. Pickerill Title: Executive Vice President, Chief Financial Officer and Treasurer

EXPEDIA, INC.,
by:
/s/ Alan R. Pickerill
Name: Alan R. Pickerill Title: Executive Vice President, Chief Financial Officer and Treasurer

TRAVELSCAPE, LLC,
by:
/s/ Alan R. Pickerill
Name: Alan R. Pickerill Title: Executive Vice President, Chief Financial Officer and Treasurer

HOTWIRE, INC.,
by:
/s/ Alan R. Pickerill
Name: Alan R. Pickerill Title: Executive Vice President and Treasurer

[Signature Page to Seventh Amendment]

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent and London Agent, by:
/s/Peter B. Thauer
Name: Peter B. Thauer Title: Managing Director

[Signature Page to Seventh Amendment]

SIGNATURE PAGE TO
SEVENTH AMENDMENT TO
CREDIT AGREEMENT DATED AS OF SEPTEMBER 5, 2014 OF
EXPEDIA GROUP, INC.

Name of Institution: BANK OF AMERICA, N.A.
by:
/s/ Jonathan Tristan
Name: Jonathan Tristan Title: Vice President

[Signature Page to Seventh Amendment]

SIGNATURE PAGE TO
SEVENTH AMENDMENT TO
CREDIT AGREEMENT DATED AS OF SEPTEMBER 5, 2014 OF
EXPEDIA GROUP, INC.

Name of Institution: BNP Paribas
by:
/s/ Maria Mulic
Name: Maria Mulic Title: Director

Name of Institution: BNP Paribas
by:
/s/ Melissa Dyld
Name: Melissa Dyld Title: Director

[Signature Page to Seventh Amendment]

SIGNATURE PAGE TO
SEVENTH AMENDMENT TO
CREDIT AGREEMENT DATED AS OF SEPTEMBER 5, 2014 OF
EXPEDIA GROUP, INC.

Name of Institution: HSBC BANK USA, NATIONAL ASSOCIATION
by:
/s/ Mire K. Levy
Name: Mire K. Levy Title: Vice President

[Signature Page to Seventh Amendment]

SIGNATURE PAGE TO
SEVENTH AMENDMENT TO
CREDIT AGREEMENT DATED AS OF SEPTEMBER 5, 2014 OF
EXPEDIA GROUP, INC.

Mizuho Bank, Ltd.
by:
/s/ Donna DeMagistris
Name: Donna DeMagistris Title: Authorized Signatory

[Signature Page to Seventh Amendment]

SIGNATURE PAGE TO
SEVENTH AMENDMENT TO
CREDIT AGREEMENT DATED AS OF SEPTEMBER 5, 2014 OF
EXPEDIA GROUP, INC.

Name of Institution: MUFG BANK, LTD. (F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.)
by:
/s/ Paul Tedesco
Name: Paul Tedesco Title: Director

[Signature Page to Seventh Amendment]

SIGNATURE PAGE TO
SEVENTH AMENDMENT TO
CREDIT AGREEMENT DATED AS OF SEPTEMBER 5, 2014 OF
EXPEDIA GROUP, INC.

Royal Bank of Canada
by:
/s/ Andra Bosneaga
Name: Andra Bosneaga Title: Vice-President

[Signature Page to Seventh Amendment]

SIGNATURE PAGE TO
SEVENTH AMENDMENT TO
CREDIT AGREEMENT DATED AS OF SEPTEMBER 5, 2014 OF
EXPEDIA GROUP, INC.

Name of Institution: Sumitomo Mitsui Banking Corporation
by:
/s/ James D. Weinstein
Name: James D. Weinstein Title: Managing Director

[Signature Page to Seventh Amendment]

SIGNATURE PAGE TO
SEVENTH AMENDMENT TO
CREDIT AGREEMENT DATED AS OF SEPTEMBER 5, 2014 OF
EXPEDIA GROUP, INC.

Name of Institution: THE BANK OF NOVA SCOTIA
by:
/s/ Michael Grad
Name: Michael Grad Title: Director

[Signature Page to Seventh Amendment]

SIGNATURE PAGE TO
SEVENTH AMENDMENT TO
CREDIT AGREEMENT DATED AS OF SEPTEMBER 5, 2014 OF
EXPEDIA GROUP, INC.

Name of Institution: U.S. Bank National Association
by:
/s/ Lukas Coleman
Name: Lukas Coleman Title: Vice President

[Signature Page to Seventh Amendment]

SIGNATURE PAGE TO
SEVENTH AMENDMENT TO
CREDIT AGREEMENT DATED AS OF SEPTEMBER 5, 2014 OF
EXPEDIA GROUP, INC.

Goldman Sachs Bank USA, as a Lender
by:
/s/ Jamie Minieri
Name: Jamie Minieri Title: Authorized Signatory

[Signature Page to Seventh Amendment]

SIGNATURE PAGE TO
SEVENTH AMENDMENT TO
CREDIT AGREEMENT DATED AS OF SEPTEMBER 5, 2014 OF
EXPEDIA GROUP, INC.

Standard Chartered Bank
by:
/s/ Guilherme Domingos
Name: Guilherme Domingos Title: Director Standard Chartered Bank

[Signature Page to Seventh Amendment]